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                                                                     EXHIBIT 4.1


               INCORPORATED UNDER THE LAWS OF THE STATE OF NEVADA

                                                           CUSIP NO. 780103 10 7

  NUMBER                                                         SHARES
                                     [LOGO]


                                 ROYAL BODYCARE

50,000,000 AUTHORIZED SHARES     $0.001 PAR VALUE         NON-ASSESSABLE

THIS CERTIFIES THAT                                              is the
registered holder of                                             Shares

                              ROYAL BODYCARE, INC.

transferable only on the books of the Corporation by the holder hereof in person or by Attorney upon surrender of this Certificate properly endorsed.

     IN WITNESS WHEREOF, the said Corporation has caused this Certificate to be signed by its duly authorized officers and its Corporate Seal to be hereunder affixed
     Date:

/s/ KATHERINE M. HOWARD                      /s/ CLINTON H. HOWARD
      Secretary                                     President


                                     [SEAL]
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The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

     TEN COM-as tenants in common             UNIF GIFT MIN ACT- ______ Custodian _________
     TEN ENT-as tenants by the entireties                        (Cust)           (Minor)
     JT TEN-as joint tenants with right of                       under Uniform Gifts to Minors
            survivorship and not as tenants                      Act_______________________
            in common                                                      (State)

    Additional abbreviations may also be used though not in the above list.

   FOR VALUE RECEIVED, ________________ HEREBY SELL, ASSIGN AND TRANSFER UNTO

PLEASE INSERT SOCIAL SECURITY OR OTHER
    IDENTIFYING NUMBER OF ASSIGNEE
            [           ]



________________________________________________________________________________
 (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)


________________________________________________________________________________


________________________________________________________________________________


_________________________________________________________________________Shares
of the capital stock represented by the within certificate, and do hereby irrevocably constitute and appoint

_______________________________________________________________________Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.


Dated ________

          ______________________________________________________________________
          NOTICE: SIGNATURE MUST CORRESPOND TO THE NAME AS WRITTEN UPON THE FACE
                  OF THIS CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATSOEVER, AND MUST BE GUARANTEED BY A BANK, BROKER OR ANY OTHER ELIGIBLE GUARANTOR INSTITUTION THAT IS AUTHORIZED TO DO SO UNDER THE SECURITIES TRANSFER AGENTS MEDALLION PROGRAM (STAMP) UNDER RULES PROMULGATED BY THE U.S. SECURITIES AND EXCHANGE COMMISSION.